                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                      -----


                                    FORM 8-K

                                 CURRENT REPORT


                        PURSUANT TO SECTION 13 OR 15 (d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported)     May 17, 2000
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                           ContiFinancial Corporation
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             (Exact name of registrant as specified in its charter)


           Delaware                     1-14074                  13-3852588
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(State or other jurisdiction          (Commission              (IRS Employer
     of incorporation)                File Number)               ID Number)

277 Park Avenue, New York, New York                                10172
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(Address of principal executive offices)                        (Zip Code)

Registrant's Telephone Number,
including area code:                                       (212) 207-2800
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                                       N/A
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          (Former name or former address, if changed since last report)

Item 3. Bankruptcy or Receivership.

     On May 17, 2000, ContiFinancial Corporation, a Delaware corporation (the "Company"), filed a voluntary Petition for Relief under the provisions of Chapter 11 of the U.S. Bankruptcy Code in the U.S. Bankruptcy Court for the Southern District of New York, Case No. 00B12184(AJG) (the "Bankruptcy Filing"). Pursuant to Chapter 11 of the U.S. Bankruptcy Code, the Company retains control of its assets and is authorized to operate its business as a debtor in possession while being subject to the jurisdiction of the Bankruptcy Court. The Company has announced recently that it had reached a definitive agreement to sell its ContiMortgage home equity loan servicing platform and rights to Fairbanks Capital Corporation, which sale is subject to Bankruptcy Court approval. The Company also is in negotiations regarding the future of its loan origination operations. Any transaction will be subject to Bankruptcy Court approval.

     On May 18, 2000, the Company issued a press release relating to the Bankruptcy Filing, the text of which is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)     Not applicable.

(b)     Not applicable.

(c)     Exhibits:


             99.1    Text of Press Release dated May 18, 2000

                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                            CONTIFINANCIAL CORPORATION

                                            By:   /s/ Alan Fishman
                                                 ---------------------------
                                                 Name:  Alan Fishman
                                                 Title: Authorized Signatory

                                            By:   /s/ Frank Baier
                                                 ---------------------------
                                                 Name:  Frank Baier
                                                 Title: Authorized Signatory










Dated:  May 31, 2000

                                  EXHIBIT INDEX


Exhibit No.       Document Description
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99.1              Text of Press Release dated May 18, 2000